EXHIBIT 10.21

                       FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is entered into as of September 9, 1998, among DRYPERS CORPORATION, a Delaware corporation (the "BORROWER"), the bank or banks listed on the signature pages hereof (collectively, the "BANKS"), BANKBOSTON, N.A., a national banking association, individually and as agent for itself and the other Banks and as issuer of Letters of Credit (in its capacity as agent, the "AGENT").


                                R E C I T A L S:

        A. The Agent, the Borrower and the Banks have entered into that certain Credit Agreement dated as of April 1, 1998 (as the same may be amended, modified, or supplemented from time to time, the "CREDIT AGREEMENT") subject to the terms and conditions hereof..

        B. The Borrower has requested the Agent and the Banks to amend certain financial covenants contained in the Credit Agreement and to consent to certain transactions proposed by the Borrower, which the Agent and the Banks are willing to do subject to the terms and conditions hereof.

        C. The Borrower, the Agent and the Banks desire to amend the Credit Agreement as set forth herein.

                              A G R E E M E N T S:

        NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Banks and the Agent agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        Section 1.1 DEFINITIONS. Unless otherwise specified herein, terms defined in the Credit Agreement have the same meaning when used herein.

                                   ARTICLE II

                                   AMENDMENTS

        Section 2.1 AMENDMENT TO DEFINITION OF BORROWING BASE. Effective as of the date hereof, the definition of "Borrowing Base" appearing in SECTION 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "BORROWING BASE" means an amount equal to the lesser of (a) the maximum amount that may be funded hereunder without the Borrower violating the Indenture or (b) the sum of (i) seventy-five percent (75%) of the aggregate net book value of the accounts receivable of the Borrower and its Restricted Subsidiaries, plus (ii) fifty percent (50%) of the aggregate net book value of the inventory of the Borrower and its Restricted Subsidiaries, less (iii) the maximum principal amount of the Debt of Foreign Restricted Subsidiaries if and to the extent such Debt has been Guaranteed by the Borrower as permitted by SECTION 10.1(O) hereof, and less (iv) any amounts applied to the permanent reduction of the Commitments pursuant to SECTION 2.10 hereof.

        Section 2.2 AMENDMENT TO DEFINITION OF CONSOLIDATED EBITDA. Effective as of the date hereof, the definition of "Consolidated EBITDA" appearing in SECTION
1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "CONSOLIDATED EBITDA" means, for any period the sum of, without duplication Consolidated Net Income for such period, plus (or, in the case of clause (e) below, plus or minus) the following items to the extent included in computing Consolidated Net Income for such period:
        (a) the amount that, in conformity with GAAP, would be set forth opposite the caption "interest expense" (or any like caption) on a consolidated statement of earnings of the Borrower and its Restricted Subsidiaries for such period, including, without limitation, (i) amortization of debt discount, (ii) the net cost of interest rate contracts (including amortization of discounts), (iii) the interest portion of any deferred payment obligation, (iv) amortization of debt issuance costs and (v) the interest component of Capital Lease Obligations, plus (b) the provision for federal, state, local and foreign income or franchise taxes of the Borrower and its Restricted Subsidiaries for such period, plus (c) the aggregate depreciation and amortization expense of the Borrower and its Restricted Subsidiaries for such period, plus (d) $6,000,000 for the fiscal quarter ending March 31, 1998 and $2,000,000 for the fiscal quarter ending June 30, 1998, plus
        (e) any other non-cash charges for such period, and minus non-cash credits for such period, other than non-cash charges or credits resulting from changes in reserves for accounts receivable and inventory, prepaid assets or accrued liabilities in the ordinary course of business, plus (f) income from Unrestricted Subsidiaries accounted for under the equity method of accounting, provided that such income is actually paid in cash to the Borrower or a Restricted Subsidiary during such period.

        Section 2.3 AMENDMENT TO DEFINITION OF EURODOLLAR RATE. Effective as of the date hereof, the definition of "Eurodollar Rate" appearing in SECTION 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "EURODOLLAR RATE" means, for any Eurodollar Advance for any Interest Period therefor, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) at which Dollar deposits are offered to BankBoston in immediately available funds two Business Days prior to the first day of such Interest Period by leading banks in the interbank eurodollar market selected by the Agent for a period comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Advance to which such Interest Period relates. If BankBoston is not participating in a Eurodollar Advance during any Interest Period therefor (pursuant to SECTION 5.3 or for any other reason), the Eurodollar Rate for such Advance for such Interest Period shall be the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of one percent) equal to the average of the offered quotations appearing on Dow Jones Market Services (formerly Telerate) page 3750 (or, if such page shall not be available, any successor or similar service as may be selected by the Agent) as of 11:00 a.m. London time, or as soon thereafter as practicable, on the date two Business Days prior to the first day of such Interest Period for Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Advance to which such Interest Period relates.

        Section 2.4 AMENDMENT TO SECTION 5.5. Effective as of the date hereof, subsection (ii) of the last sentence of SECTION 5.5 of the Credit Agreement is hereby amended to read as follows:

               (ii) the interest component of the amount such Bank would have bid in the interbank eurodollar market for Dollar deposits of leading banks and amounts comparable to such principal amount and with maturities comparable to such period.

        Section 2.5 AMENDMENT TO SECTION 10.1. Effective as of the date hereof,
SECTION 10.1 of the Credit Agreement is hereby amended to add thereto the following SUBSECTIONS (O) AND (P) which shall read as follows:

               (o) Debt of Foreign Restricted Subsidiaries to the Agent or an Affiliate thereof which has been Guaranteed by the Borrower; and

               (p) Debt not to exceed $6,000,000 owing to Proctor & Gamble Company arising from the licensing to the Borrower of certain patents owned by Proctor & Gamble Company.

        Section 2.6 AMENDMENT TO SECTION 11.2. Effective as of the date hereof,
SECTION 11.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

               11.2 CONSOLIDATED FIXED CHARGE COVERAGE RATIO. The Borrower will maintain or cause to be maintained, as of the end of each fiscal quarter of the Borrower (beginning with the quarter ended September 30, 1998), a Consolidated Fixed Charge Coverage Ratio of not less than the ratios set forth below for the most recent four (4) fiscal quarters then ended:


RATIO                                FISCAL QUARTER ENDING
-----                                ---------------------
1.0 to 1.0                           September 30, 1998
1.0 to 1.0                           December 31, 1998
1.1 to 1.0                           March 31, 1999
1.1 to 1.0                           June 30, 1999
1.25 to 1.0                          September 30, 1999
1.25 to 1.0                          December 31, 1999
1.50 to 1.0                          March 31, 2000
1.50 to 1.0                          June 30, 2000
1.75 to 1.0                          September 30, 2000 and thereafter


        Section 2.7 AMENDMENT TO SECTION 11.3. Effective as of the date hereof,
SECTION 11.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

               11.3 CONSOLIDATED FUNDED DEBT TO ADJUSTED CONSOLIDATED EBITDA RATIO. The Borrower will maintain or cause to be maintained a ratio of Consolidated Funded Debt, as of the end of each fiscal quarter (beginning with the quarter ended September 30, 1998), to Adjusted Consolidated EBITDA for the most recent four (4) fiscal quarters then ended, of not greater than the ratios set forth below:

                RATIO                                  FISCAL QUARTER ENDING
                -----                                  ---------------------
                6.25 to 1.00                           September 30, 1998
                6.00 to 1.00                           December 31, 1998
                6.00 to 1.00                           March 31, 1999
                6.00 to 1.00                           June 30, 1999
                5.00 to 1.00                           September 30, 1999
                5.00 to 1.00                           December 31, 1999
                4.50 to 1.00                           March 31, 2000
                4.50 to 1.00                           June 30, 2000
                                                       September 30, 2000 and
                3.00 to 1.00                           thereafter


                                   ARTICLE III

                              CONDITIONS PRECEDENT

        Section 3.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

               (a) The Agent shall have received all of the following, in form and substance satisfactory to the Agent:

                      (1) RESOLUTIONS. Resolutions of the Board of Directors of
               the Borrower certified by its secretary or an assistant secretary which authorize the execution, delivery and performance by the Borrower of this Amendment and any other Loan Documents executed and/or delivered in connection herewith;

                      (2) INCUMBENCY CERTIFICATE. A certificate of incumbency
               certified by the secretary or an assistant secretary of the Borrower certifying the names of the officers of the Borrower who are authorized to sign this Amendment and any other Loan Documents executed and/or delivered in connection herewith, together with specimen signatures of such officers;

                      (3) GOVERNMENTAL CERTIFICATES. Certificates of the
               appropriate governmental officials of the jurisdiction of incorporation of the Borrower as to the existence and good standing of the Borrower, each dated a current date;

                      (4) OPINION OF COUNSEL. A favorable opinion of Fulbright &
               Jaworski, L.L.P., legal counsel to the Borrower, as to such matters as the Agent may reasonably request; and

                      (5) ADDITIONAL INFORMATION. Such additional documents,
               instruments and information as the Agent or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

               (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, except for such representations and warranties as are limited by their express terms to a specific date.

               (c) No Default shall have occurred and be continuing.

               (d) The Agent shall have received an amendment fee in the amount of $50,000.00.

               (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be reasonably satisfactory to the Agent and its legal counsel, Winstead Sechrest & Minick P.C.

                                   ARTICLE IV

                                    CONSENTS

        Section 4.1 CONSENT TO PRIMOSOFT TRANSACTIONS. The Borrower, together with its wholly-owned subsidiary Drypers Asia Pte Ltd, a Singapore company ("DAPL"), proposes to purchase all of the ordinary shares and all of the preference shares of Primosoft Sdn Bhd, a Malaysian company ("Primosoft") from the various stockholders thereof (such transaction being hereinafter referred to as the "Primosoft Acquisition") for total cash and non-cash consideration not to exceed $12,500,000, net of proceeds received by the Borrower or DAPL from the Primosoft Sale Leaseback (defined below). Concurrently with the closing of the Primosoft Acquisition, Primosoft proposes to sell to Pioneer Corporation (M) Sdn Bhd ("Pioneer") certain land and improvements located at Mukim Damansara, District of Petaling, State of Selangor, Malaysia (the "Plant"), and Pioneer will then lease back the Plant to Primosoft under a lease guaranteed by the Borrower (such transaction being hereinafter referred to as the "Primosoft Sale Leaseback"). Pursuant to SECTIONS 10.1, 10.3, 10.5 and 10.7 of the Credit Agreement, the Borrower has requested that the Agent consent to the Primosoft Acquisition and the Primosoft Sale Leaseback. Subject to the conditions described in SECTION 4.2 below, the Agent hereby consents to the Primosoft Acquisition and the Primosoft Sale Leaseback and agrees that such transactions shall not constitute a breach or violation of the Credit Agreement. The consent granted herein is limited to the Primosoft Acquisition and the Primosoft Sale Leaseback, and nothing contained herein shall be construed as a consent by the Agent or the Banks with respect to any other transaction.

        Section 4.2 CONDITIONS TO CONSENT. The consent to the Primosoft Acquisition and the Primosoft Sale Leaseback granted under SECTION 4.1 above is subject to compliance with the following conditions:

               (a) The cash and non-cash consideration paid by the Borrower and DAPL in connection with the Primosoft Acquisition shall be included in all calculations for purposes of SECTION 10.3(A)(IV) and (V) of the Credit Agreement;

               (b) The original share certificates (and accompanying stock powers duly executed in blank), if any, issued to the Borrower in connection with the Primosoft Acquisition, but in any event not exceeding 65% of the issued and outstanding capital stock of Primosoft, shall be promptly delivered to the Agent pursuant to the Borrower Pledge Agreement; and

               (c) Promptly after the consummation of the Primosoft Acquisition, DAPL shall execute and deliver to the Agent a Negative Pledge Agreement in the form of Exhibit "G" to the Credit Agreement.

        Section 4.3 CONSENT TO ACMA NEGATIVE PLEDGE. The Borrower proposes to enter into an operating lease to be dated as of December 3, 1997 with ACMA USA, Inc., a Delaware corporation ("ACMA"), covering a diaper machine (the "ACMA Lease"). As a condition to entering into the ACMA Lease, ACMA has required that the Borrower agree not to pledge or encumber the diaper machine which is the subject of the ACMA Lease. Pursuant to SECTION 10.13 of the Credit Agreement, the Borrower has requested that the Agent consent to the negative pledge relating to the ACMA Lease. The Agent hereby consents to the negative pledge relating to the ACMA Lease and agrees that such negative pledge shall not constitute a breach or violation of SECTION 10.13 of the Credit Agreement, provided that (a) the ACMA Lease at all times qualifies as an operating lease (rather than as a capital lease) and (b) the Agent retains all of its rights under the Borrower Security Agreement in the event that the Borrower acquires an ownership interest in the diaper machine which is the subject of the ACMA Lease. The consent granted herein is limited to the negative pledge relating to the ACMA Lease, and nothing contained herein shall be construed as a consent by the Agent or the Banks with respect to any other transaction.

        Section 4.4 CONSENT TO SEAGRAM LEASE GUARANTY. Seler S.A., a subsidiary of the Borrower, has entered into a lease contract dated August 31, 1998 with Seagram de Argentina S.A. relating to a plant located in Escobar, Province of Buenos Aires, Argentina (the "Seagram Lease"). Pursuant to SECTION 10.1 of the Credit

Agreement, the Borrower has requested that the Agent consent to the Borrower's guaranty of all obligations of Seler S.A. under the Seagram Lease. The Agent hereby consents to the Borrower's guaranty of the Seagram Lease and agrees that such guaranty shall not constitute a breach or violation of SECTION 10.1 of the Credit Agreement. The consent granted herein is limited to the Borrower's guaranty of the Seagram Lease, and nothing contained herein shall be construed as a consent by the Agent or the Bank with respect to any other transaction.

                                    ARTICLE V

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

        Section 5.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agent, and the Banks agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        Section 5.2 REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and the Banks that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and in each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except for such representations and warranties as are limited by their express terms to a specific date; (c) no Default has occurred and is continuing,(d) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement as amended hereby and the other Loan Documents to which it is a party; and (e) none of the transactions contemplated by the Primosoft Acquisition and the Primosoft Sale Leaseback shall constitute a breach or violation of, or a default under, the Indenture.


                                   ARTICLE VI

                                  MISCELLANEOUS

        Section 6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any Loan Documents furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any closing shall affect the representations and warranties or the right of the Agent and the Banks to rely upon them.

        Section 6.2 REFERENCES. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

        Section 6.3 EXPENSES OF THE AGENT. As provided in the Credit Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of the Agent's legal counsel, and all costs and expenses incurred by the Agent and the Banks in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and reasonable fees of legal counsel for the Agent and, at any time following and during the continuance of an Event of Default, of legal counsel to each Bank.

        Section 6.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 6.5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

        Section 6.6 COUNTERPARTS. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original. In making proof of this instrument, it shall not be necessary for any party to account for all counterparts, and it shall be sufficient for any party to produce but one such counterpart bearing the signatures of all parties hereto.

        Section 6.7 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 6.8 PARTIES BOUND. This Amendment is binding upon and shall inure to the benefit of the Agent, the Banks and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and all of the Banks.

        Section 6.9 ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                   (Balance of page intentionally left blank.)

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWER:

                                        DRYPERS CORPORATION


                                        By: /s/JONATHAN P. FOSTER
                                          Name: Jonathan P. Foster
                                          Title: CPO & Executive Vice President

                                                        AGENT AND
                                        BANKS:

                                        BANKBOSTON, N.A., as Agent and as a Bank


                                        By: /s/ RANDALL A. PARRISH
                                          Name: Randall A. Parrish
                                          Title: Vice President